Trade and Other Current Receivables	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Trade and Other Current Receivables
13.	Trade and other current receivables

Trade and other current receivables are initially recognised at fair value plus any directly attributable transaction costs. Subsequently these assets are held at amortised cost, using the effective interest method and net of any impairment losses.
 Discounts payable to customers are shown as a reduction in trade receivables when there is a legal right and intent to settle them on a net basis.

We do not consider the fair values of trade and other current receivables to be significantly different from their carrying values. Concentrations of credit risk with respect to trade receivables are limited, due to the Group’s customer base being large and diverse. Our historical experience of collecting receivables, supported by the level of default, is that credit risk is low across territories and so trade receivables are considered to be a single class of financial assets. Impairment for trade receivables are calculated for specific receivables with known or anticipated issues affecting the likelihood of recovery and for balances past due with a probability of default based on historical data as well as relevant forward-looking information.

	€ million	€ million
Trade and other current receivables	2019	2018 Restated (a)
Due within one year
Trade receivables (b)	4,916	4,350
Prepayments and accrued income	579	690
Other receivables	1,200	1,442

	6,695	6,482

(a)	Restated following adoption of IFRS 16. See note 1 and note 24 for further details.
(b)
2019 includes €
698
 million (2018: €
677
million)
due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever will provide services to KKR including IT infrastructure, bookkeeping, payroll, marketing and co-packing for up to two years from completion of the disposal and KKR pays Unilever for materials sourced on its behalf. See also trade payables on page 115.

Included within trade receivables are
discounts due to our
 customers of €
2,423
 million (2018: €
3,062
million).
The increase from 2018 is primarily driven by differences in the timing of promotional activities and the settlement of customer invoices compared to last year.
Other receivables comprise financial assets of
€
208
 million (2018: €
299
million), and
non-financial
assets of €
992
 million (2018: €
1,142
million). Financial assets include supplier and customer deposits, employee advances and certain derivatives.
Non-financial
assets mainly consist of reclaimable sales tax
 of €584 million (2018: €690 million)

	€ million	€ million
Ageing of trade receivables	2019	2018
Not overdue	3,856	3,440
Past due less than three months	827	747
Past due more than three months but less than six months	186	132
Past due more than six months but less than one year	94	74
Past due more than one year	164	145
Total trade receivables	5,127	4,538
Impairment provision for trade receivables	(211)	(188)

	4,916	4,350

The total impairment provision includes €211 million (2018: €188 million) for current trade receivables, €26 million (2018: €13 million) for other current receivables and €84 million (2018: €13 million) for non-current trade and other receivables.

	€ million	€ million
Impairment provision for total trade and other receivables	2019	2018
1 January	214	184
Charge to income statement	79	65
Reduction/releases	(54)	(29)
Reclassifications (a)	86	—
Currency translations	(4)	(6)

31 December	321	214

(a)	Includes an amount transferred from provisions relating to Brazil indirect taxes. See note 19.